Supplement dated October 22, 2014

to the current Statement of Additional Information, as may be supplemented

The following information supplements and supersedes any information to the contrary contained in the Statement of Additional Information.

Effective December 22, 2014, the last paragraph in the “Description of the Funds’ Shares” section is hereby revised and restated as follows:

Shares of a Fund generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for your future reference.